Exhibit 99.2
Energy Transfer Equity Acquisition of Regency Energy Partners' General Partner Investor Presentation May 11, 2010

1 Legal Disclaimer This presentation may contain statements about future events, outlook and expectations of Energy Transfer Partners, L.P. ("ETP"), Energy Transfer Equity, L.P. ("ETE") and Regency Energy Partners LP ("RGNC") (collectively, the "Partnerships"), all of which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside the Partnerships' control, and which could cause the actual results, performance or achievements of ETP, ETE or RGNC to be materially different. While the Partnerships believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our businesses. These risks and uncertainties are discussed in more detail in the filings made by ETP, ETE and RGNC with the Securities and Exchange Commission, copies of which are available to the public. The Partnerships expressly disclaim any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. All references in this presentation to capacity of a pipeline, processing plant or storage facility relate to maximum capacity under normal operating conditions and with respect to pipeline transportation capacity, is subject to multiple factors (including natural gas injections and withdrawals at various delivery points along the pipeline and the utilization of compression) which may reduce the throughput capacity from specified capacity levels.

2 Transaction Overview ETE and GE Energy Financial Services ("GE") announced today a series of transactions whereby ETE will acquire 100% of Regency Energy Partners' ("RGNC") general partner ("RGNC GP") from GE. Concurrently, RGNC will acquire a 49.9% interest in Midcontinent Express Pipeline ("MEP") from ETE The transactions will involve three concurrent steps: Step 1 - ETP / ETE MEP Exchange Step 2 - ETE Acquisition of RGNC GP from GE Step 3 - ETE / RGNC MEP Exchange RGNC is a midstream MLP engaged in the gathering, processing, transportation and contract compression of natural gas and natural gas liquids ("NGLs") On April 30, 2010, RGNC announced the acquisition of an additional 6.999% interest in the Haynesville Joint Venture ("HJV") from GE for approximately $92 million MEP is an approximately 500-mile interstate natural gas pipeline system that extends from the southeast corner of Oklahoma to Alabama Transaction is expected to close in Q2 2010

3 ETE Pro Forma Consolidated Asset Map

4 Transaction Rationale for ETE Attractive, complementary assets aligned with ETE's growth strategy Improves ETE's position in major shale plays (Haynesville, Eagle Ford, Marcellus, Barnett and Fayetteville) Diversifies operations and provides additional sources of fee-based margin Enhances platform for ETE to execute its long-term growth plan Expected synergies from an administrative and operational perspective Improves credit profile at ETE Diversifies cash flow stream and collateral pool De-leveraging to ETE on a consolidated basis ETE effectively retains control of MEP Minimal execution and integration risk Combination of Regency's low IDR splits with proven track record of ETE to grow partnerships provides excellent opportunity for rapid distribution growth

5 Transaction Structure Step 1 - ETP / ETE MEP Exchange ETE acquires 100% of the equity interests of the entity that owns a 49.9% (1) interest in MEP from ETP in exchange for the redemption of ETP units owned by ETE Valuation of approximately $600 million and assumption of 2010E capital contribution obligation ($86 million) related to the 49.9% MEP interest ETP retires units received as consideration (12.3 million units estimated based on 10-day volume weighted average ETP unit closing price of $48.79 as of 5/4/10) Step 2 - ETE acquisition of RGNC GP from GE ETE acquires 100% of the entity that owns the RGNC GP Consideration is $300 million of ETE preferred units 8.00% annual coupon based on liquidation preference amount Mandatory conversion in 4 years into ETE units, or 50% ETE units and 50% cash at ETE's option ETE may redeem the preferred units for cash after 3 years GE will retain its approximately 24.7 million limited partner units in RGNC Step 3 - ETE / RGNC MEP Exchange ETE contributes 100% of the equity interests of an entity that owns a 49.9% (1) interest in MEP to RGNC in exchange for new RGNC LP units Valuation of approximately $600 million and RGNC assumption of 2010E capital contribution obligation ($86 million) related to the 49.9% (1) MEP interest 26.3 million units estimated based on 10-day volume weighted average RGNC unit closing price of $22.80 as of 5/4/10 (1) ETE and RGNC each have an option to acquire a 0.1% interest in MEP 12 months after close of the initial transaction.

Governance Matters ETE will own and control the general partner of RGNC As a result, ETE will have the right to appoint all of the members of the Board of Directors of RGNC, except that GE will have the right to appoint two directors until it owns less than 15% of the outstanding RGNC common units If less than 15% ownership, GE may appoint 1 director If less than 10% ownership, GE loses right to appoint any director ETE will seek to retain many of the existing members of the RGNC Board of Directors and will make appointments of any new or replacement directors prior to closing RGNC will continue to be managed by its existing management team RGNC will continue to be a competitor of ETP but RGNC and ETP will work to identify mutually beneficial transactions between them ETE, ETP and RGNC will have a policy, approved by the Boards of Directors of each company, to (i) handle potential transaction and project conflicts and (ii) prevent commercially sensitive information from being exchanged between these companies

Organization Summary

Current Corporate Structure



Management / Ownership
~49% LP interest
Energy Transfer Equity, L.P.
~1.8% General Partner Interest
100% ETP IDRs
~33% ETP Common Units
(62.5 Million Units)
Public Unitholders
Energy Transfer Partners, L.P.
Public Unitholders
~67% LP interest
100% interest
100% interest
100% interest
50% interest
Intrastate & Midstream
Interstate
Retail Propane
MEP

Pro Forma Corporate Structure



Energy Transfer Equity, L.P.
1.8% ETP GP Interest
100% ETP IDRs
28.1% ETP Common Units(1)
2.0% RGNC GP Interest
100% RGNC IDRs
22.0% RGNC Common Units(1)
$300 million preferred interest
GE Energy Financial Services
20.6% LP Interest(1)
Public Unitholders
57.4% LP interest(1)
Regency Energy Partners, L.P.
Energy Transfer Partners, L.P.
Alinda Capital Partners LLC
100% interest
49.9% interest
49.99% interest(2)
50% interest
Other Assets
MEP
Haynesville JV

Note: Pro forma structure diagram assumes exercise of RGNC option to acquire additional 0.1% interest in MEP. Pro forma for MEP Transactions and Haynesville Transaction.

(1) Based on ETP and RGNC units outstanding as of 3/31/10, pro forma for announced transactions.

(2) Based on RGNC announced transaction with GE to acquire additional 6.999% interest in Haynesville JV (4/30/10)

ENERGY TRANSFER 7

8 Pro Forma ETE Overview ETE's cash flows will be generated through its ownership interests in ETP and RGNC, which will include: ($ and units in millions, except per unit data) Pro Forma GP IDR LP LP Units Unit Market Ownership Ownership Ownership Owned Price Value ETP 1.8% 100% 28.1% 50.2 $47.10 $2,366 RGNC 2.0% 100% 22.0% 26.3 $21.69 $570 Current % of Annualized Total Distributions Distribution Received ETP General Partner Interest (1.8%) $4 0.6% ETP IDRs 388 62.0% 50.2 million ETP Common Units (28.1% of ETP units outstanding) 180 28.7% Cash Distributions from ETP Interests $572 91.3% RGNC General Partner Interest (2.0%) $3 0.5% RGNC IDRs 4 0.7% 26.3 million RGNC Common Units (22.0% of RGNC units outstanding) 47 7.5% Cash Distributions From RGNC Interests $55 8.7% Less: Estimated Annual SG&A Expense (6) Net Cash Distributions from ETP Interests and RGNC Interests $620 Note: Unit price and market value as of 5/07/10.

9 Transaction Rationale for ETP Receiving an attractive multiple for its interest in MEP Attractive capital re-deployment opportunities available to replace MEP ETP will continue to deliver volumes to MEP through its Intrastate system Future growth projects more accretive due to reduced number of common units outstanding Tax efficient method of transferring interest in MEP Allows ETP to forego approximately $86 million in required capital commitments to MEP in 2010

10 ETE Transaction Considerations & Benefits No external capital requirements for ETE related to these transactions ETE will receive stable, growing distributions through its Limited Partner Interests (estimated 28.1% of ETP's common units outstanding, 22.0% of RGNC's common units outstanding), General Partner Interests and Incentive Distribution Rights in ETP and RGNC Cash distribution increases to ETP and RGNC unitholders, as well as newly issued ETP and RGNC common units, result in increased cash flow to ETE Combined pro forma enterprise value of over $24 billion ETE management team has vast experience having grown ETP into one of the largest master limited partnerships in the United States through prudent strategic and financial decisions

11 ETE Transaction Considerations & Benefits ETE is expected to continue to deliver strong distribution rate growth ETP has a strong track record of distribution growth having grown LP distributions per unit by a 13.1% CAGR since calendar Q1 2005 (1) RGNC has shown consistent distribution growth having grown LP distributions per unit by a 6.2% CAGR since Q1 2006 (2) Incentivized management team with an aggregate ownership of 49% (between officers and directors) of ETE's common units Significantly strengthens RGNC's business and financial profile RGNC's ownership interest in MEP further diversifies RGNC's geographic footprint to include multiple high-growth shale plays and broadens its transportation business RGNC's fee-based margins will increase from a projected 70% of Adjusted Segment Margin to 77% of pro forma Adjusted Segment Margin in 2010 Significantly improves RGNC's Debt / EBITDA and Debt / Total Capitalization ratios (1) Computed based on distributions to be paid on 5/17/10 (related to the first calendar quarter ended 3/31/10) and 4/14/05 (related to the second fiscal quarter ended 2/28/05). (2) Computed based on distributions to be paid on 5/14/10 (related to the first calendar quarter ended 3/31/10) and 5/15/06 (related to the first calendar quarter ended 3/31/06 - pro rata for full quarter).